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Exhibit 10.14

                                 LEASE AGREEMENT

     THIS LEASE is executed this 3rd day of June, 1996, by and between DUKE REALTY LIMITED PARTNERSHIP, an Indiana limited partnership ("Landlord"), and VANSTAR CORPORATION, a Delaware corporation ("Tenant").

WITNESSETH:

ARTICLE 1 - LEASE OF PREMISES

     SECTION 1.01. BASIC LEASE PROVISIONS AND DEFINITIONS.

A. Leased Premises Address: 7300-7400 Georgetown Road, Indianapolis, Indiana 46278; Building No. 131 (the "Building"); to be located in Park 100 Business Park (the "Park");

B. Rentable Area: approximately 404,900 square feet (but not to be less than 400,000 square feet);

     Landlord shall use commercially reasonable standards, consistently applied, in determining the Rentable Area. Landlord's determination of Rentable Area made in good faith shall conclusively be deemed correct for all purposes hereunder, including without limitation the calculation of Tenant's Proportionate Share and Tenant's Minimum Annual Rent.

C.   Tenant's Proportionate Share: 100%;

D.   Minimum Annual Rent:

     Year l - Year 5     $1,208,004.00 per year
     Year 6 - Year 10    $1,328,004.00 per year

E.   Monthly Rental Installments:

      Months 1 - 60 $100,667.00 per month
      Months 61-120 $110,667.00 per month

F.   Landlord's Share of Expenses: n/a;

G.   Term: Ten (10) years;

H.   Target Commencement Date: May 1, 1997;

I.   Security Deposit: $100,667.00 (see Article 4 for possible termination);

J.   Guarantor(s): n/a;

K.   Broker(s): n/a;

L. Permitted Use: Such uses as are in compliance with all laws, rules, regulations, covenants, zoning and any other restrictions existing at any time during the Lease Term;

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M.   Address for notices:

     Landlord: Duke Realty Limited Partnership
               8888 Keystone Crossing, Suite 1200
               Indianapolis, IN 46240

     Tenant:   Vanstar Corporation
               Director of Real Estate
               5964 W. Las Positas Blvd.
               P.O. Box 9012
               Pleasonton, CA 94566-9012

     Address for rental and other payments:

               Duke Realty Limited Partnership
               P.O. Box 66259
               Indianapolis, IN 46266

     SECTION 1.02. LEASED PREMISES. Landlord hereby leases to Tenant and Tenant leases from Landlord, subject to all of the terms and conditions set forth herein, the Building described in the Basic Lease Provisions and depicted on Exhibit A attached hereto (the "Leased Premises"). Landlord also grants to Tenant the right to use the parking area depicted on Exhibit A which shall adjoin the Building and which shall be for the exclusive use of the tenant(s) of the Building.

                         ARTICLE 2 - TERM AND POSSESSION

     SECTION 2.01. TERM. The term of this Lease ("Lease Term") shall be the period of time specified in the Basic Lease Provisions and shall commence (the "Commencement Date") on the later of (i) May 1, 1997, or (ii) the date that Landlord's obligations set forth on Exhibit B attached hereto have been substantially completed (the "Substantial Completion Date") unless the Substantial Completion Date is delayed due to Tenant requested change orders or Tenant caused delays ("Tenant Delays"). Upon delivery of possession of the Leased Premises to Tenant in a satisfactory condition in conformity with this Lease in all material respects, Tenant shall execute a letter of understanding acknowledging (i) the Commencement Date of this Lease, and (ii) that Tenant has accepted the Leased Premises for occupancy and that, to the best of Tenant's knowledge, the condition of the Leased Premises (including any tenant finish improvements constructed thereon) and the Building was at the time satisfactory and in conformity with the provisions of this Lease in all respects (except for matters noted on a punchlist to be mutually prepared by Landlord and Tenant during a walk-through of the Leased Premises to be conducted by the parties prior to occupancy). Such letter of understanding shall become a part of this Lease. If Tenant takes possession of and occupies the Leased Premises, Tenant shall be deemed to have accepted the Leased Premises as described above, even though Tenant may not have executed the letter of understanding.

     SECTION 2.02. CONSTRUCTION OF TENANT IMPROVEMENTS.


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Landlord shall construct in a good and workmanlike manner the Building and the improvements designated as Landlord's obligations in the attached Exhibit B, so that the Leased Premises will be available for Tenant's occupancy by the Commencement Date, unless prevented by causes beyond Landlord's reasonable control. Such improvements shall be in accordance with and at the expense of the party indicated on Exhibit B. Landlord represents and warrants to Tenant that the construction work designated as Landlord's obligations shall conform to the work described in Exhibit B hereto (or as same may hereafter be modified by the mutual agreement of the parties via change orders) in all material respects and be performed in compliance in all material respects with all applicable laws, rules, regulations, building codes and recorded covenants and restrictions, including ADA governmental regulations, as are in effect at the time of such construction.

     SECTION 2.03. SURRENDER OF THE PREMISES. Upon the expiration or earlier termination of this Lease, or upon the exercise by Landlord of its right to re-enter the Leased Premises without terminating this Lease, Tenant shall immediately surrender the Leased Premises to Landlord, in broom-clean condition and in good order, condition and repair, except for ordinary wear and tear and damage which Tenant is not obligated to repair. Tenant shall also remove its personal property, trade fixtures and any of Tenant's alterations designated by Landlord; promptly repair any damage caused by such removal; and restore the Leased Premises to the condition existing prior to the installation of the items so removed. If Tenant fails to do so, Landlord may restore the Leased Premises to such condition at Tenant's expense, and Landlord may cause all of said property to be removed at Tenant's expense, and Tenant hereby agrees to pay all the costs and expenses thereby reasonably incurred. All property of Tenant which is not removed within ten (10) days following Landlord's written demand therefor shall be conclusively deemed to have been abandoned by Tenant, and Landlord shall be entitled to dispose of such property without thereby incurring any liability to Tenant. The provisions of this section shall survive the expiration or other termination of this Lease.

     SECTION 2.04. HOLDING OVER. If Tenant retains possession of the Leased Premises after the expiration or earlier termination of this Lease, Tenant shall become a tenant from month to month at 125% of the Monthly Rental Installment in effect at the end of the Lease Term (plus Additional Rent as provided in Article 3 hereof), and otherwise upon the terms, covenants and conditions herein specified, so far as applicable. Acceptance by Landlord of rent after such expiration or earlier termination shall not result in a renewal of this Lease, and Tenant shall vacate and surrender the Leased Premises to Landlord upon Tenant being given thirty (30) days prior written notice from Landlord to vacate.

                                ARTICLE 3 - RENT

     SECTION 3.01. BASE RENT. Tenant shall pay to Landlord as Minimum Annual Rent for the Leased Premises the sum specified in the Basic Lease Provisions, payable in equal consecutive Monthly Rental Installments, in advance, without deduction or offset, beginning on the Commencement Date and on or before the first


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day of each and every calendar month thereafter during the Lease Term. The
Monthly Rental Installment for partial calendar months shall be prorated based on the number of days during the month this Lease was in effect in relation to the total number of days in such month.

     SECTION 3.02. ADDITIONAL RENT. In addition to the Minimum Annual Rent Specified in this Lease, Tenant agrees to pay to Landlord for each calendar year during the Lease Term, as "Additional Rent," (i) Tenant's Proportionate Share (as described in the Basic Lease Provisions) of all costs, charges and expenses paid or incurred by Landlord during the Lease Term for Operating Expenses for the Building and appurtenant common areas, and (ii) Tenant's Proportionate Share of all Real Estate Taxes for the Building and appurtenant common areas which are payable with respect to the time period during which Tenant leases the Leased Premises pursuant to this Lease. For example, assuming the Commencement Date is May 1, 1997, the first Real Estate Tax bill for which Tenant would be responsible would be Tenant's proportionate one third (1/3) portion of the tax bill for the first half of calendar year 1997 which is payable on May 10, 1998. Further, Tenant acknowledges that this method of payment of Real Estate Taxes in arrears will require Tenant to be responsible to Landlord for its proportionate share if Real Estate Taxes payable subsequent to the expiration or other termination of this Lease, and therefore agrees that Tenant's obligations with respect to the payment of Real Estate Taxes shall survive the expiration or other termination of this Lease.

     "Operating Expenses" shall mean all of Landlord's expenses for operation, repair, replacement and maintenance as necessary to keep the Building and appurtenant common areas in good order, condition and repair (including all additional direct costs and expenses of operation and maintenance of the Building which Landlord reasonably determines it would have paid or incurred during such year if the Building had been fully occupied), including, but not limited to, management fees; utilities; stormwater discharge fees; license, permit, inspection and other fees; environmental and pollution testing and consultation fees related thereto; fees and assessments imposed by any covenants or owners, association; tools and supplies; security services; insurance premiums; and maintenance and repair of the driveways and parking areas (including snow removal), exterior lighting facilities, landscaped areas, walkways, curbs, drainage strips, sewer lines, exterior walls, foundation, structural frame, roof and gutters. Notwithstanding the foregoing, Operating Expenses shall not include costs of capital improvements unless such capital improvements are required by any governmental authority, law or regulation, in which event such capital expenditure shall be amortized pursuant to generally accepted accounting principles, and only the amortized portion thereof shall be included in Operating Expenses each year. To the extent that any of the foregoing Operating Expenses are incurred with respect to work performed or services provided by an affiliate of Landlord, such Operating Expenses shall not exceed the amounts that would have been paid to unaffiliated parties for work/services of similar quantity and quality.

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     "Real Estate Taxes" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed upon the Leased Premises (or against Landlord's business of leasing the Building) by any authority having the direct or indirect power to tax, together with costs and expenses of contesting the validity or amount of Real Estate Taxes. If the property is not separately assessed, then Tenant's liability shall be an equitable proportion of the real estate taxes for all of the land and improvements included within the tax parcel assessed. Landlord's reasonable determination thereof, in good faith, shall be conclusive. Notwithstanding the foregoing, Tenant has the right to appeal any Real Estate Tax assessment involving the Building, the Leased Premises or associated land or common areas which Tenant may be obligated to pay, and Landlord agrees to cooperate in good faith with Tenant in this regard.

     Tenant shall pay, prior to delinquency, all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Tenant contained in the Leased Premises or elsewhere. Tenant shall cause such trade fixtures, furniture, equipment and all other personal property to be assessed and billed separately from the Leased Premises.

     SECTION 3.03. PAYMENT OF ADDITIONAL RENT. Landlord shall be entitled to estimate the total amount of Additional Rent to be paid by Tenant during each calendar year of the Lease Term, whereupon commencing on the Commencement Date, Tenant shall pay to Landlord each month, at the same time the Monthly Rental Installment is due, an amount equal to one-twelfth (1/12) of the estimated Additional Rent for such year. Within a reasonable time after the end of each calendar year, Landlord shall submit to Tenant a statement of the actual amount of such Additional Rent and within thirty (30) days after receipt of such statement, Tenant shall pay any deficiency between the actual amount owed and the estimates paid during such calendar year, or in the event of overpayment, Landlord shall credit the amount of such overpayment, Landlord shall credit the amount of such overpayment toward the next installments of Minimum Rent. To the extent that the Lease Term includes any partial calendar years, the Additional Rent included in this section shall be prorated based upon the number of days in such calendar year included within the Lease Term divided by 360. Notwithstanding the foregoing provisions of this Section 3.03, so long as Tenant is not in default under this Lease, Tenant shall not be required to pay the portion of the Additional Rent attributable to Real Estate Taxes on a monthly basis; rather, Tenant shall simply be required to pay the Real Estate Taxes prior to delinquency and shall furnish Landlord with evidence of such payment at least ten (10) days prior to the date such payment becomes delinquent. In this regard, Landlord agrees to timely forward to Tenant for payment all bills received by Landlord with respect to Real Estate Taxes.

     SECTION 3.04. LATE CHARGES. Tenant acknowledges that Landlord shall incur certain additional unanticipated costs and expenses, including administrative costs and attorneys' fees, if Tenant fails to timely pay any payment required hereunder.


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Therefore, as compensation for such additional expenses, and in addition to the other remedies available to Landlord hereunder, if any payment of Minimum Rent or any other sum or charge required to be paid by Tenant to Landlord hereunder shall become overdue for a period of seven (7) days, such unpaid amount shall bear interest from the due date thereof to the date of payment at the rate of fifteen percent (15%) per annum. Notwithstanding the foregoing, Landlord will provide Tenant with a written courtesy notice of such late payment and Tenant shall have an additional five (5) days to cure such late payment before Landlord imposes the late fee interest; provided, however, that Landlord shall not be required to give such courtesy notice more than one (1) time during any twelve
(12) month period.

     SECTION 3.05. CAP ON ASSOCIATION FEES. Tenant's obligation to pay fees and assessments imposed by any owners' association shall be limited to Two Cents ($.02) per square foot of the Leased Premises per year.

                          ARTICLE IV - SECURITY DEPOSIT

     Tenant, upon execution of this Lease, shall deposit with Landlord the Security Deposit as specified in the Basic Lease Provisions as security for the full and faithful performance by Tenant of all of the terms, conditions and covenants contained in this Lease on the part of Tenant to be performed, including but not limited to the payment of the rent. In the event of a default by Tenant of any term, condition or covenant herein contained, Landlord may apply all or any part of such security deposit to curing all or any part of such default; and Tenant agrees to promptly, upon demand, deposit such additional sum with Landlord as may be required to maintain the full amount of the security deposit. All sums held by Landlord pursuant to this section shall be without interest. Notwithstanding the foregoing, and provided that Tenant is not then in default under this Lease, Landlord will not enforce this Security Deposit requirement after month six (6) of the Lease Term, and such Security Deposit presently held will be applied against Tenant's month seven (7) Rental Installment payment.

                                 ARTICLE 5 - USE

     SECTION 5.01. USE OF LEASED PREMISES. The Leased Premises are to be used by Tenant solely as provided in the Basic Lease Provisions, and for no other purposes without the prior written consent of Landlord.


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     SECTION 5.02. COVENANTS OF TENANT REGARDING USE. In connection with its use of the Leased Premises, Tenant agrees to do the following:

     (a) Tenant shall (i) use and maintain the Leased Premises and conduct its business thereon in a safe, careful, reputable and lawful manner, (ii) comply with all laws, rules, regulations, orders, ordinances, directions and requirements of any governmental authority or agency, now in force or which may hereafter be in force, including without limitation those which shall impose upon Landlord or Tenant any duty with respect to or triggered by a change in the use or occupation of, or any improvement or alteration to, the Leased Premises, and (iii) comply with and obey all reasonable directions of the Landlord, including any Rules and Regulations that may be adopted by Landlord from time to time. Landlord represents to Tenant that no such Rules and Regulations currently exist with respect to the Leased Premises other than the recorded restrictive covenants for Park 100, a copy of which has heretofore been delivered to Tenant by Landlord.

     (b) Tenant shall not (i) use the Leased Premises for any unlawful purpose or act, (ii) commit or permit any waste or damage to the Leased Premises, (iii) store any inventory, equipment or any other materials outside the Leased Premises, or (iv) do or permit anything to be done in or about the Leased Premises or appurtenant common areas which constitutes a nuisance or which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them. Landlord shall not be responsible to Tenant for the nonperformance by any other tenant or occupant of the Building of its lease or of any Rules and Regulations.

     (c) Tenant shall not overload the floors of the Leased Premises as to cause damage to the floor. All damage to the floor structure or foundation of the Building due to improper positioning or storage of items or materials shall be repaired by Landlord at the sole expense of Tenant, who shall reimburse Landlord immediately therefor upon demand.

     (d) Tenant shall not use the Leased Premises, or allow the Leased Premises to be used, for any purpose or in any manner which would, in Landlord's opinion, invalidate any policy of insurance now or hereafter carried on the Building or increase the rate of premiums payable on any such insurance policy. Should Tenant fail to comply with this covenant, Landlord may, at its option, require Tenant to stop engaging in such activity or to reimburse Landlord as Additional Rent for any increase in premiums charged during the term of this Lease on the insurance carried by Landlord on the Leased Premises and attributable to the use being made of the Leased Premises by Tenant.

     (e) Tenant may, at its own expense, erect a sign concerning its business which shall be in keeping with the decor and other signs on the Building, provided that such sign is first approved by Landlord in writing. Landlord's approval, if given, may be conditioned upon such criteria as Landlord deems appropriate to maintain the area in a neat and attractive manner. Tenant agrees to maintain any sign in good state of repair, and upon expiration of the Lease Term, Tenant shall promptly remove the sign and repair any resulting damage to the Leased Premises or Building.



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     SECTION 5.03. LANDLORD'S RIGHTS REGARDING USE. In addition to the rights specified elsewhere in this Lease, Landlord shall have the following rights regarding the use of the Leased Premises or the appurtenant common areas by Tenant, its employees, agents, customers and invitees, each of which may be exercised without notice or liability to Tenant:

     (a) Landlord may install such signs, advertisements, notices or tenant identification information as it shall deem necessary or proper, provided such installation is limited to the last year of the Lease Term, or is otherwise done with Tenant's written consent, which consent shall not be unreasonably withheld, conditioned or delayed.

     (b) Landlord shall not have the right at any time to change or otherwise alter the appurtenant common areas which are part of the land depicted on Exhibit A hereto unless and until Landlord has obtained Tenant's prior written consent to any such alteration, which consent will not be unreasonably withheld, conditioned or delayed.

     (c) Landlord or Landlord's agent shall be permitted to inspect or examine the Leased Premises at any reasonable time, and Landlord shall have the right to make any repairs to the Leased Premises which are necessary for its preservation; provided, however, that any repairs made by Landlord shall be at Tenant's expense, except as provided in SECTION 7.02 hereof. If Tenant is not present to open and permit such entry into the Leased Premises at any time when such entry is necessary or permitted hereunder, Landlord and its employees and agents may enter the Leased Premises by means of a master or pass key or otherwise. Landlord shall incur no liability to Tenant for such entry, nor shall such entry constitute an eviction of Tenant or a termination of this Lease, or entitle Tenant to any abatement of rent therefor.

                       ARTICLE 6 - UTILITIES AND SERVICES

     Tenant shall obtain in its own name and shall pay directly to the appropriate supplier the cost of all utilities and services serving the Leased Premises, including but not limited to: natural gas, heat, light, electrical power, telephone, janitorial service, refuse disposal and other utilities and services. However, if any services or utilities are jointly metered with other property, Landlord shall make a reasonable determination of Tenant's proportionate share of the cost of such utilities and services and Tenant shall pay such share to Landlord within fifteen (15) days after receipt of Landlord's written statement. Landlord shall not be liable in damages or otherwise for any failure or interruption of any utility service or other service furnished to the Leased Premises; and no such failure or interruption shall entitle Tenant to terminate this Lease or withhold sums due hereunder. Notwithstanding the forgoing sentence, in the event that any failure or interruption of a utility service continues for a period in excess of forty-eight (48) hours and such failure or interruption resulted directly from the negligence of Landlord, Tenant shall be entitled to abate rent to the extent that the Leased Premises cannot reasonably be used by Tenant for Tenant's intended


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purposes. In any event, Landlord agrees to use reasonable good faith efforts to cause the failed or interrupted utility service to be restored as soon as possible.

                       ARTICLE 7 - MAINTENANCE AND REPAIRS

     SECTION 7.01. TENANT'S RESPONSIBILITY. During the term of this Lease, Tenant shall, at its own cost and expense, maintain in good condition and repair the interior of the Leased Premises, including but not limited to the interior electrical systems, heating and air conditioning systems, plate glass, floors, windows and doors (but not window and door frames), sprinkler and interior plumbing systems. Tenant, at its expense, shall obtain a preventative maintenance contract on the heating, ventilating and air-conditioning systems which shall be subject to Landlord's reasonable approval. Tenant shall provide Landlord with a copy of the preventative maintenance contract no later than ninety (90) days after the Commencement Date. The preventative maintenance contract shall provide for the inspection and maintenance of the heating, ventilating and air conditioning system on not less than a semi-annual basis. Landlord agrees to make available to Tenant to the extent that Landlord is able to do so any and all manufacturers' warranties received by Landlord with respect to the Building.

     SECTION 7.02. LANDLORD'S RESPONSIBILITY. During the initial ten (10) year term of this Lease, Landlord warrants the structural integrity of the roof, exterior walls, foundation and structural frame of the Building, and Landlord shall during such time period, at Landlord's sole cost and expense, remedy any such structural defects unless caused by the negligence, misuse, or default of Tenant, its employees, agents, customers or invitees, in which event such costs shall be at Tenant's expense. This warranty does not cover routine maintenance and repairs, or consequential costs incurred by Tenant with respect to such failure. This warranty with respect to the structural integrity of the roof shall apply to the major components of the roof system only, which shall include the bar joist, deck, roof insulation and single membrane material. In addition to the forgoing warranty, Landlord warrants that the Building will be free from material defects in materials and workmanship for a period of one (1) year from the Commencement Date. Additionally, during the Lease Term, Landlord shall maintain in good condition and repair the roof, exterior walls, foundation and structural frame of the Building, and the parking and landscaped areas, the cost of which (except as provided otherwise in the foregoing sentences of this Section 7.02) shall be included in Operating Expenses; provided, however, that to the extent that any of the foregoing items require repair because of the negligence, misuse or default of Tenant, its employees, agents, customers or invitees, Landlord shall make such repairs at Tenant's expense.

     SECTION 7.03. ALTERATIONS. Tenant shall not permit structural or non-structural alterations or additions in or to the Leased Premises unless and until the plans have been approved by Landlord in writing, which approval shall not be unreasonably withheld, conditioned or delayed. As a condition

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of such approval, Landlord may require Tenant to remove the alterations and restore the Leased Premises upon termination of this Lease; otherwise, all such alterations or improvements, except movable office furniture and equipment and trade fixtures (including Tenant's distribution equipment which is to be attached to the floor of the Leased Premises), shall at Landlord's option become a part of the realty and the property of Landlord, and shall not be removed by Tenant. If Landlord consents to Tenant's performance of alterations or additions to the Leased Premises, Tenant shall ensure that all alterations and improvements which are made or necessitated thereby shall be made in accordance with all applicable laws, regulations and building codes, in a good and workmanlike manner and in quality equal to or better than the original construction of the Building. Landlord's approval of the plans, specifications and working drawings for Tenant's alterations shall create no responsibility or liability on the part of Landlord for their completeness, design sufficiency, or compliance with all laws, rules and regulations of governmental agencies or authorities. Tenant shall indemnify and save harmless Landlord from all costs, loss or expense in connection with any construction or installation. No person shall be entitled to any lien directly or indirectly derived through or under Tenant or through or by virtue of any act or omission of Tenant upon the Leased Premises for any improvements or fixtures made thereon or installed therein or for or on account of any labor or material furnished to the Leased Premises or for or on account of any matter or thing whatsoever; and nothing in this Lease contained shall be construed to constitute a consent by Landlord to the creation of any lien. If any lien is filed against the Leased Premises for work claimed to have been done for, or material claimed to have been furnished to, Tenant, Tenant shall cause such lien to be discharged of record within thirty (30) days after filing by bonding or in any other lawful manner. Tenant shall indemnify and save harmless Landlord from all costs, losses, expenses, and attorneys' fees in connection with any such lien.

                              ARTICLE 8 - CASUALTY

     SECTION 8.01. CASUALTY. In the event of total or partial destruction of the Building or the Leased Premises by fire or other casualty, Landlord agrees to promptly restore and repair the Leased Premises at Landlord's expense; provided, however, that as to the tenant finish improvements Landlord's obligation hereunder shall be limited to the reconstruction of such of the tenant finish improvements as were originally required to be made by Landlord, if any. Any insurance proceeds not used by Landlord in restoring or repairing the Leased Premises shall be the sole property of Landlord. Rent shall proportionately abate during the time that the Leased Premises or part thereof are unusable because of any such damage thereto. Notwithstanding the foregoing, if the Leased Premises are (i) so destroyed that they cannot be repaired or rebuilt within one hundred eighty (180) days from the date of the casualty event; or (ii) destroyed by a casualty which is not covered by the insurance required hereunder or, if covered, such insurance proceeds are not released by any mortgagee entitled thereto or are insufficient to rebuild the Building and the Leased Premises; then, in case of a clause (i) casualty, either Landlord or Tenant may, or, in the case of a clause (ii) casualty, then Landlord may, upon thirty (30) days written notice to the other party, terminate and cancel this

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Lease; and all further obligations hereunder shall thereupon cease and terminate. In the event that a casualty occurs, Landlord will use reasonable good faith efforts to locate substitute temporary space for Tenant within the Park during the time that the Leased premises are being restored or rebuilt.

     SECTION 8.02. FIRE AND EXTENDED COVERAGE INSURANCE. During the term of this Lease, Landlord shall maintain fire and extended coverage insurance on the Building, but shall not protect Tenant's property on the Leased Premises; and, notwithstanding the provisions of SECTION 9.01, Landlord shall not be liable for any damage to Tenant's property, regardless of cause, including the negligence of Landlord and its employees, agents, and invitees. Tenant hereby expressly waives any right of recovery against Landlord (or any other tenant of the Building) for damage to any property of Tenant located in or about the Leased Premises, however caused, including the negligence of Landlord and its employees, agents, and invitees; and, notwithstanding the provisions of
SECTION 9.01 below, Landlord hereby expressly waives any rights of recovery against Tenant for damage to the Leased Premises or the Building which is caused by fire or other casua1ty of whatever nature (except for any insurance deductible amount paid by Landlord in the event that the fire or other casualty event results from the negligence of Tenant or its employees, agents or contractors). All insurance policies maintained by Landlord or Tenant as provided in this Lease shall contain an agreement by the insurer waiving the insurer's right of subrogation against the other party to this Lease and agreeing not to acquire any rights of recovery which the insured has expressly waived prior to loss. [See attached page 11-a.]

                         ARTICLE 9 - LIABILITY INSURANCE

     SECTION 9.01. TENANT'S RESPONSIBILITY. Landlord shall not be liable to Tenant or to any other person for (i) damage to property or injury or death to persons due to the condition of the Leased Premises, the Building or the appurtenant common areas or (ii) the occurrence of any accident in or about the Leased Promises or the appurtenant common areas, or (iii) any act or neglect of Tenant or any other tenant or occupant of the Building or of any other person, unless and to the extent such damage, injury or death is directly the result of Landlord's negligence; and Tenant hereby releases Landlord from any and all liability for the same. Tenant shall be liable for, and shall indemnify and defend Landlord and hold it harmless from, any and all liability for (i) any act or neglect of Tenant and any person coming on the Leased Premises or appurtenant common areas by the license of Tenant, express or implied, (ii) any damage to the Leased Premises, and (iii) any loss of or damage or injury to any person (including death resulting therefrom) or property occurring in, on or about the Leased Premises, regardless of cause, except in each case for any loss or damage from fire or other casualty of whatever nature (provided, however, that Tenant shall be responsible to Landlord for any insurance deductible amount paid by Landlord, up to the maximum amount of $100,000, in the event that the fire or other casualty event results from the negligence of Tenant or its employees, agents or contractors) and except to the extent for that caused directly by Landlord's negligence. Notwithstanding the

(Insert to Section. 8.02)

     Notwithstanding the foregoing provisions of Section 8.02, in the event that Tenant is able to procure the fire and extended coverage insurance on the Building that Landlord is required to maintain hereunder at rates below the rates obtainable by Landlord, Tenant shall have the option upon at least thirty
(30) days prior written notice to Landlord to be the party responsible hereunder for obtaining such insurance. Such insurance must be with a company rated by BEST'S equal to or greater than the rating given to Landlord's carrier, the insurance must be for the full replacement value of the Building, and the coverage provided must include all matters covered by the insurance that was previously obtained or to be obtained by Landlord. Additionally, the insurance deductible amount must be no greater than $10,000. Finally, the insurance policy or policies must name Landlord as the insured, and must provide that they may not be cancelled on less than thirty (30) days prior written notice to Landlord. Tenant shall furnish Landlord with Certificates of Insurance evidencing all required coverage. In the event that Tenant fails to carry such insurance and furnish Landlord with such Certificates of Insurance after a request to do so, Landlord shall have the right to obtain such insurance collect the cost thereof from Tenant as Additional Rent.


                                      11-a
foregoing, Tenant shall bear the risk of any loss or damage to its property as provided in SECTION 8.02.

     SECTION 9.02. TENANT'S INSURANCE. Tenant, in order to insure against the liabilities specified in this Lease, shall at all times during the term of this Lease carry, at its own expense, one or more policies of general public liability and property damage insurance, issued by one or more insurance companies acceptable to Landlord, with the following minimum coverages:

A.   Worker's Compensation: minimum statutory amount.

B. Comprehensive General Liability Insurance, including blanket, contractual liability, broad form property damage, personal injury, completed operations, products liability, and fire damage: Not less than $1,000,000 Combined Single Limit for both bodily injury and property damage.

C. Fire and Extended Coverage, Vandalism and Malicious Mischief, and Sprinkler Leakage insurance, if applicable, for the full cost of replacement of Tenant's property.

D.   Business interruption insurance.

The insurance policy or policies referenced in B and C above shall protect Tenant and Landlord as their interests may appear, naming Landlord and Landlord's managing agent and mortgagee as additional insureds, and shall provide that they may not be cancelled on less than thirty (30) days prior written notice to Landlord. Tenant shall furnish Landlord with Certificates of Insurance evidencing all required coverage. Should Tenant fail to carry such insurance and furnish Landlord with such Certificates of Insurance after a request to do so, Landlord shall have the right to obtain such insurance and collect the cost thereof from Tenant as additional rent.

                           ARTICLE 10 - EMINENT DOMAIN

     If all or any substantial part of the Building or appurtenant common areas shall be acquired by the exercise of eminent domain, Landlord may terminate this Lease by giving written notice to Tenant within fifteen (15) days after possession thereof is so taken unless Tenant confirms in writing to Landlord within five (5) days after receipt of such notice from Landlord that the balance of the Building/appurtenant common areas after such taking is sufficient for Tenant's purposes without offset or abatement. If all or any substantial part of the Building or appurtenant common areas shall be acquired by the exercise of eminent domain in such a manner that Tenant's use of the Leased Premises shall become materially, adversely affected and Landlord fails within a reasonable time to reasonably remedy such adverse impact, Tenant may terminate this Lease by giving written notice to Landlord within fifteen (15) days after possession thereof is so taken. Tenant shall have no claim against Landlord on account of any such acquisition for the value of any unexpired lease term remaining after possession of the Leased Premises is taken. All damages awarded shall belong to and be the sole property of Landlord; provided, however, that Tenant shall be entitled to any award expressly made to Tenant by any governmental authority for the cost of or the removal of Tenant's stock, equipment and fixtures and other moving expenses.

                      ARTICLE 11 - ASSIGNMENT AND SUBLEASE

     Tenant shall not assign this Lease or sublet the Leased Premises in whole or in part without Landlord's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. Notwithstanding the foregoing, Landlord shall allow Tenant to assign or sublease the Leased Premises to an entity controlled by, controlling, or under common control with, Tenant, provided (i) Landlord is given prior notice of Tenant's desire to assign or sublease to such entity, and (ii) Landlord does not respond to Tenant's notice within ten (10) days of receipt with its disapproval of the assignment or sublease. In the event of an assignment or subletting, Tenant shall remain primarily liable to perform all of the covenants and conditions contained in this Lease, including but not limited to payment of Minimum Rent and Additional Rent as provided herein. The acceptance of rent from any other person shall not be deemed to be a waiver of any of the provisions of this Lease or to be a consent to the assignment of this Lease or the subletting of the Leased Premises.

     Without in any way limiting Landlord's right to refuse to consent to any assignment or subletting of this Lease, Landlord reserves the right to refuse to give such consent if in Landlord's discretion and opinion (i) the use of the Leased Premises is or may be in any way adversely affected; or (ii) the business reputation of the proposed assignee or subtenant is deemed unacceptable. Landlord further expressly reserves the right to refuse to give its consent to any subletting if the proposed rent is to be less than the then current rent for similar premises in the Park. Tenant agrees to reimburse Landlord for reasonable accounting and attorneys' fees incurred in conjunction with the processing and documentation of any such requested transfer, assignment, subletting or any other hypothecation of this Lease or Tenant's interest in and to the Leased Premises.

                       ARTICLE 12 - TRANSFERS BY LANDLORD

     SECTION 12.01. SALE AND CONVEYANCE OF THE BUILDING. Landlord shall have the right to sell and convey the Building at any time during the term of this Lease, subject only to the rights of Tenant hereunder; and such sale and conveyance shall operate to release Landlord from liability hereunder after the date of such conveyance.

     SECTION 12.02. SUBORDINATION AND ESTOPPEL CERTIFICATE. Landlord shall have the right to subordinate this Lease to any mortgage presently existing or hereafter placed upon the Building by so declaring in such mortgage; and the recording of any such mortgage shall make it prior and superior to this Lease regardless of the date of execution or recording of either document; provided, however, such subordination shall be conditioned upon such mortgagee's covenant and agreement that neither this Lease, nor the estate, or rights created thereby, nor any rights of Tenant under this Lease will be discharged by any foreclosure of the mortgage, or deed in lieu of foreclosure, or by any sale of the Building pursuant to any foreclosure sale, subsequent transfer or otherwise and will remain undisturbed and unaffected thereby and will continue undisturbed, and upon condition that such mortgagee, or such other purchaser or transferee shall accept and assume the obligations of Landlord under this Lease, and Tenant will and hereby does attorn to such mortgagee, or such other purchaser or transferee, at such sale so that the relationship of landlord and tenant shall exist between such mortgagor, or such other purchaser or transferee and Tenant. Such assumption and attornment by each party to be effective and self-operative without the execution of any further instrument immediately upon such mortgagee's or such other parties' succeeding to the interest in the Leased Premises. Within twenty-one (21) days following receipt of a written request from Landlord, Tenant shall execute and deliver to Landlord, without cost:

     (a) any instrument which Landlord or Tenant may deem necessary or desirable to confirm the subordination of this Lease and the non-disturbance of Tenant's rights hereunder; and thereafter within twenty-one (21) days Landlord shall use good faith efforts to cause mortgagee to execute and deliver to Tenant such instrument without cost.

     (b) an estoppel certificate in such form as Landlord may reasonably request certifying (i) that this Lease is in full force and effect and unmodified (or, if modified, stating the nature of such modification), (ii) the date to which rent has been paid, (iii) that there are not, to Tenant's knowledge, any uncured defaults (or specifying such defaults if any are claimed), and (iv) any other matters or state of facts reasonably required respecting the Lease or Tenant's occupancy of the Leased Premises. Such estoppel may be relied upon by Landlord and by any purchaser or mortgagee of all or any part of the Building. Tenant's failure to deliver such statement within such period shall be conclusive upon Tenant that this Lease is in full force and effect and unmodified and that there are no uncured defaults in Landlord's performance hereunder.

     (c) Notwithstanding the foregoing, if the mortgagee or any other party shall take title to the Leased Premises through foreclosure or deed in lieu of foreclosure, or as a result of any foreclosure sale, subsequent transfer or otherwise, Tenant shall be allowed to continue in possession of the Leased Premises as provided for in this Lease so long as Tenant shall not be in default and the acquiring party shall be deemed for all purposes to have assumed Landlord's obligations under this Lease. Tenant shall, in the event any proceedings are brought to foreclose any such mortgage, attorn to the purchaser upon any such foreclosure and recognize such purchaser as the landlord under this Lease.

     SECTION 12.03. LENDER'S RIGHTS. Landlord shall have the right, at any time and from time to time, to notify Tenant in writing that Landlord has placed a mortgage on the Building, specifying the identity of the Lender ("Lender"). Following receipt of such notice, Tenant agrees to give such Lender a copy of any notice of default served by Tenant on Landlord. Tenant further agrees that if Landlord fails to cure any default as provided in SECTION 13.03 herein, Lender shall have an additional thirty (30) days within which to cure such default; provided, however, that if the term, condition, covenant or obligation to be performed by Landlord is of such nature that the same cannot reasonably be performed within such thirty-day period, such default shall be deemed to have been cured if Lender commences such performance within said thirty-day period and thereafter diligently completes the same.

                         ARTICLE 13 - DEFAULT AND REMEDY

     SECTION 13.01. DEFAULT. The occurrence of any of the following shall be deemed an "Event of Default":

     (a) Tenant shall fail to pay any Monthly Rental Installment or Additional Rent within five (5) days after the same shall be due and payable, or Tenant shall fail to pay any other amounts due Landlord from Tenant within ten (10) days after the same shall be due and payable.

     (b) Tenant shall fail to perform or observe any term, condition, covenant or obligation as required under this Lease for a period of thirty (30) days after notice thereof from Landlord; provided, however, that if the nature of Tenant's default is such that more than thirty days are reasonably required to cure, then such default shall be deemed to have been cured if Tenant commences such performance within said thirty-day period and thereafter diligently completes the required action within a reasonable time.

     (c) Tenant shall vacate or abandon the Leased Premises for any period, or fail to occupy the Leased Premises or any substantial portion thereof for a period of thirty (30) days.

     (d) All or substantially all of Tenant's assets in the Leased Premises or Tenant's interest in this Lease are attached or levied under execution (and Tenant does not discharge the same within sixty (60) days thereafter); a petition in bankruptcy, insolvency, or for reorganization or arrangement is filed by or against Tenant (and Tenant fails to secure a stay or discharge thereof within sixty (60) days thereafter); Tenant shall be insolvent and unable to pay its debts as they become due; Tenant makes a general assignment for the benefit of creditors; Tenant takes the benefit of any insolvency action or law; the appointment of a receiver or trustee in bankruptcy for Tenant or its assets if such receivership has not been vacated or set aside within thirty (30) days thereafter; dissolution or other termination of Tenant's corporate charter if Tenant is a corporation.

     SECTION 13.02. REMEDIES. Upon the occurrence of any Event of Default, Landlord shall have the following rights and remedies, in addition to those allowed by law, any one or more of which may be exercised without further notice to or demand upon Tenant:

     (a) Landlord may apply the security deposit, if any, or re-enter the Leased Premises and cure any default of Tenant, and Tenant shall reimburse Landlord as additional rent for any costs and expenses which Landlord thereby incurs; and Landlord shall not be liable to Tenant for any loss or damage which Tenant may sustain by reason of Landlord's action, unless and to the extent caused directly by Landlord's gross negligence or willful misconduct.

     (b) Landlord may terminate this Lease or, without terminating this Lease, terminate Tenant's right to possession of the Leased Premises as of the date of such default, and thereafter (i) neither Tenant nor any person claiming under or through Tenant shall be entitled to possession of the Leased Premises, and Tenant shall immediately surrender the Leased Premises to Landlord; and (ii) Landlord may re-enter the Leased Premises and dispossess Tenant and any other occupants of the Leased Premises by any lawful means and may remove their effects, without prejudice to any other remedy which Landlord may have. Upon the termination of this Lease, Landlord may declare the present value (as reasonably determined by Landlord) of all rent which would have been due under this Lease for the balance of the Lease Term, less the present value of any rental amounts that Landlord (as reasonably determined by Landlord) would be able to recover during such unexpired Lease Term, to be immediately due and payable, whereupon Tenant shall be obligated to pay the same to Landlord, together with all loss or damage which Landlord may sustain by reason of Tenant's default ("Default Damages"), which shall include without limitation expenses of preparing the Leased Premises for re-letting, demolition, repairs, tenant finish improvements, and brokers' and attorneys' fees, it being expressly understood and agreed that the liabilities and remedies specified in this subsection (b) shall survive the termination of this Lease.

     (c) Landlord may, without terminating this Lease, re-enter the Leased Premises and re-let all or any part thereof for a term different from that which would otherwise have constituted the balance of the Lease Term and for rent and on terms and conditions different from those contained herein, whereupon Tenant shall be immediately obligated to pay to Landlord as liquidated damages the difference between the rent provided for herein and that provided for in any lease covering a subsequent re-letting of the Leased Premises, for the period which would otherwise have constituted the balance of the Lease Term, together with all of Landlord's Default Damages.

     (d) Landlord may sue for injunctive relief or to recover damages for any loss resulting from the breach.

     (e) In addition to the defaults and remedies described above, the parties hereto agree that if Tenant defaults in the performance of any (but not necessarily the same) term or condition of this Lease three (3) or more times during any twelve (12) month period, regardless of whether such defaults are ultimately cured, then such conduct shall, at Landlord's option, represent a separate Event of Default.

     SECTION 13.03. LANDLORD'S DEFAULT AND TENANT'S REMEDIES. Landlord shall be in default if it shall fail to perform or observe any term, condition, covenant or obligation as required under this Lease for a period of thirty (30) days after written notice thereof from Tenant to Landlord and to Lender, if any; provided, however, that if the term, condition, covenant or obligation to be performed by Landlord is of such nature that the same cannot reasonably be performed within such thirty-day period and does not materially impact the conduct of Tenant's business in the Leased Premises, such default shall be deemed to have been cured if Landlord commences such performance within said thirty-day period and thereafter diligently undertakes to complete the same. Notwithstanding the foregoing sentence, the parties hereto agree that if Landlord defaults in the performance of any material term or condition of this Lease three (3) or more times during any twelve (12) month period, regardless of whether such defaults are ultimately cured, then such conduct shall, at Tenant's option, represent a separate default by Landlord for which the foregoing cure period will not apply. Upon the occurrence of any such default, Tenant may sue for injunctive relief or to recover damages for any loss resulting from the breach, but Tenant shall not be entitled to terminate this Lease or withhold, offset or abate any rent due hereunder except against Additional Rent after obtaining a judgment from a court of competent jurisdiction.

     SECTION 13.04. LIMITATION OF LANDLORD'S LIABILITY. If Landlord shall fail to perform or observe any term, condition, covenant or obligation required to be performed or observed by it under this Lease and if Tenant shall, as a consequence thereof, recover a money judgment against Landlord (whether compensatory or punitive in nature), Tenant agrees that it shall look solely to Landlord's right, title and interest in and to the Building for the collection of such judgment; and Tenant further agrees that no other assets of Landlord shall be subject to levy, execution or other process for the satisfaction of Tenant's judgment and that Landlord shall not be personally liable for any deficiency.

     The references to "Landlord" in this Lease shall be limited to mean and include only the owner or owners, at the time, of the fee simple interest in the Building. In the event of a sale or transfer of such interest (except a mortgage or other transfer as security for a debt), the "Landlord" named herein, or, in the case of a subsequent transfer, the transferor, shall, after the date of such transfer, be automatically released from all liability for the performance or observance of any term, condition, covenant or obligation required to be performed or observed by Landlord hereunder; and the transferee shall be deemed to have assumed all of such terms, conditions, covenants and obligations. Notwithstanding the foregoing, if at any time the loan to value ratio with respect to the Building exceeds eighty-five percent (85%) collectively for any and all mortgages on the Building, this Section 13.04 shall not have any effect on liabilities of Landlord to the extent of the outstanding principal balance collectively of all mortgages against the Building less eighty-five percent (85%) of the fair market value of the Building.

     SECTION 13.05. NONWAIVER OF DEFAULTS. Neither party's failure or delay in exercising any of its rights or remedies or other provisions of this Lease shall be construed to be a waiver thereof or affect its right thereafter to exercise or enforce each and every such right or remedy or other provision. No waiver of any default shall be deemed to be a waiver of any other default. Landlord's receipt of less than the full rent due shall not be construed to be other than a payment on account of rent then due, nor shall any statement on Tenant's check or any letter accompanying Tenant's check be deemed an accord and satisfaction, and Landlord may accept such payment without prejudice to Landlord's right to recover the balance of the rent due or to pursue any other remedies provided in this Lease. No act or omission by Landlord or its employees or agents during the term of this Lease shall be deemed an acceptance of a surrender of the Leased Premises, and no agreement to accept such a surrender shall be valid unless in writing and signed by Landlord.

     SECTION 13.06. ATTORNEYS' FEES. If either party defaults in the performance or observance of any of the terms, conditions, covenants or obligations contained in this Lease and the non-defaulting party incurs legal expenses to enforce the terms of this Lease against the defaulting party, then the defaulting party agrees to reimburse the non-defaulting party for the attorneys' fees incurred thereby.

                ARTICLE 14 - LANDLORD'S RIGHT TO RELOCATE TENANT.

                            [INTENTIONALLY OMITTED.]

                    ARTICLE 15 - NOTICE AND PLACE OF PAYMENT

     SECTION 15.01. NOTICES. Any notice required or permitted to be given under this Lease or by law shall be deemed to have been given if it is written and delivered in person or by overnight courier or mailed by certified mail, postage prepaid, to (i) the party who is to receive such notice at the address specified in the Basic Lease Provisions and (ii) in the case of a default notice from Tenant to Landlord, any Lender designated by Landlord. When so mailed, the notice shall be deemed to have been given as of the date it was mailed. Either party may change its address by giving written notice thereof to the other party.

     SECTION 15.02. PLACE OF PAYMENT. All payments required to be made by Tenant to Landlord shall be delivered or mailed to Landlord's management agent at the address specified in the Basic Lease Provisions or any other address Landlord may specify from time to time by written notice to Tenant.

                 ARTICLE 16 - TENANT'S RESPONSIBILITY REGARDING
                  ENVIRONMENTAL LAWS AND HAZARDOUS SUBSTANCES.

     SECTION 16.01. DEFINITIONS.

     a. "Environmental Laws" - All federal, state and municipal laws, ordinances, rules and regulations applicable to the environmental and ecological condition of the Leased Premises, including, without limitation, the Federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended; the Federal Resource Conservation and Recovery Act; the Federal Toxic Substance Control Act; the Clean Air Act; the Clean Water Act; the rules and regulations of the Federal Environmental Protection Agency, or any other federal, state or municipal agency or governmental board or entity having jurisdiction over the Leased Premises.

     b.   "Hazardous Substances" - Includes:

          (i) Those substances included within the definitions of "hazardous substances," "hazardous materials," "toxic substances" "solid waste" or "infectious waste" in any of the Environmental Laws; and

          (ii) Such other substances, materials and wastes which are or become regulated under applicable local, state or federal law, or which are classified as hazardous, toxic or infectious under present or future Environmental Laws or other federal, state, or local laws or regulations.

     SECTION 16.02. COMPLIANCE. Tenant, at its sole cost and expense, shall promptly comply with the Environmental Laws which shall impose any duty upon Tenant with respect to the use, occupancy, maintenance or alteration of the Leased Premises. Tenant shall promptly comply with any notice from any source issued pursuant to the Environmental Laws or with any notice from any insurance company pertaining to Tenant's use, occupancy, maintenance or alteration of the Leased Premises, whether such notice shall be served upon Landlord or Tenant.

     SECTION 16.03. RESTRICTIONS ON TENANT. Tenant shall not cause or permit to occur:

     a. Any violation of the Environmental Laws related to environmental conditions on, under, or about the Leased Premises, or arising from Tenant's use or occupancy of the Leased Premises including, but not limited to, soil and ground water conditions.

     b. The use, generation, release, manufacture, refining, production, processing, storage or disposal of any Hazardous Substances on, under, or about the Leased Premises, or the transportation to or from the Leased Premises of any Hazardous Substances, except as necessary and appropriate for general office use in which case the use, storage or disposal of such Hazardous Substances shall be performed in compliance with the Environmental Laws and the highest standards prevailing in the industry.

     SECTION 16.04. NOTICES, AFFIDAVITS, ETC.

     a. Tenant shall immediately notify Landlord of (i) any violation by Tenant, its employees, agents, representatives, customers, invitees or contractors of the Environmental Laws on, under or about the Leased Premises, or
(ii) the presence or suspected presence of any Hazardous Substances on, under or about the Leased Premises and shall immediately deliver to Landlord any notice received by Tenant relating to (i) and (ii) above from any source.

     b. Tenant shall execute affidavits, representations and the like from time to time, within five (5) days of Landlord's request therefor, concerning Tenant's best knowledge and belief regarding the presence of any Hazardous Substances on, under or about the Leased Premises.

     SECTION 16.05. LANDLORD'S RIGHTS.

     a. Landlord and its agent shall have the right, but not the duty, upon advance notice (except in the case of emergency when no notice shall be required) to inspect the Leased Premises and conduct tests thereon at any time to determine whether or the extent to which there has been a violation of Environmental Laws by Tenant or whether there are Hazardous Substances on, under or about the Leased Premises. In exercising its rights herein, Landlord shall use reasonable efforts to minimize interference with Tenant's business but such entry shall not constitute an eviction of Tenant, in whole or in part, and Landlord shall not be liable for any interference, loss, or damage to Tenant's property or business caused thereby.

     b. If Landlord, any lender or governmental agency shall ever require testing to ascertain whether there has been a release of Hazardous Substances on, under or about the Leased Premises or a violation of the Environmental Laws, and such requirement arose in whole or in part because of an act or omission on the part of Tenant, then the reasonable costs thereof shall be reimbursed by Tenant to Landlord upon demand as Additional Rent.

     SECTION 16.06. TENANT'S INDEMNIFICATION. Tenant shall indemnify and hold harmless Landlord and Landlord's managing agent from any and all claims, loss, liability, costs, expenses or damage, including attorneys' fees and costs of remediation, incurred by Landlord in connection with any breach by Tenant of its obligations under this Article 16. The covenants and obligations of Tenant under this Article 16 shall survive the expiration or earlier termination of this Lease. Notwithstanding the foregoing, Landlord acknowledges that Tenant will have no liability to Landlord hereunder with respect to any environmental matter or condition existing prior to the Commencement Date or to the extent such matter is/was caused or contributed to by Landlord, its employees, agents or contractors.

                           ARTICLE 17 - MISCELLANEOUS

     SECTION 17.01. BENEFIT OF LANDLORD AND TENANT. This Lease and all of the terms and provisions hereof shall inure to the benefit of and be binding upon Landlord and Tenant and their respective successors and assigns.

     SECTION 17.02. GOVERNING LAW. This Lease shall be governed in accordance with the laws of the State of Indiana.

     SECTION 17.03. GUARANTY. [INTENTIONALLY OMITTED.]

     SECTION 17.04. FORCE MAJEURE. Landlord shall be excused for the period of any delay in the performance of any obligation hereunder when such delay is occasioned by causes beyond its control, including, but not limited to, war, invasion or hostility; work stoppages, boycotts, slowdowns or strikes; shortages of materials, equipment, labor or energy; man-made or natural casualties; unusual weather conditions; acts or omissions of governmental or political bodies; or civil disturbances or riots.

     SECTION 17.05. CONDITION OF PREMISES. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Leased Premises or the Building or with respect to the suitability or condition of any part thereof for the conduct of Tenant's business except as provided in this Lease.

     SECTION 17.06. EXAMINATION OF LEASE. Submission of this instrument for examination or signature to Tenant does not constitute a reservation of or option for Lease, and it is not effective as a Lease or otherwise until execution by and delivery to both Landlord and Tenant.

     SECTION 17.07. INDEMNIFICATION FOR LEASING COMMISSIONS. The parties hereby represent and warrant that the only real estate brokers involved in the negotiation and execution of this Lease are those named in the Basic Lease Provisions and that no other broker or person is entitled to any leasing commission or compensation as a result of the negotiation or execution of this Lease. Each party shall indemnify and hold the other harmless from any and all liability for the breach of this representation and warranty on its part and shall pay any compensation to any other broker or person who may be deemed or held to be entitled thereto.

     SECTION 17.08. QUIET ENJOYMENT. If Tenant shall perform all of the covenants and agreements herein provided to be performed by Tenant, Tenant shall, at all times during the Lease Term, have the quiet enjoyment and peaceful possession of the Leased Premises.

     SECTION 17.09. SEVERABILITY OF INVALID PROVISIONS. If any provision of this Lease shall be held to be invalid, void or unenforceable, the remaining provisions hereof shall not be affected or impaired, and such remaining provisions shall remain in full force and effect.

     SECTION 17.10. FINANCIAL STATEMENTS. During the Lease Term and any extensions thereof, Tenant shall provide to Landlord on an annual basis, within one hundred twenty (120) days following the end of Tenant's fiscal year, a copy of Tenant's most recent annual report prepared as of the end of Tenant's fiscal year. Such annual report shall be prepared in conformity with generally accepted accounting principles, consistently applied.

     SECTION 17.11. TENANT'S REPRESENTATIONS AND WARRANTIES. The undersigned represents and warrants to Landlord that (i) Tenant is a Delaware that is duly organized, validly existing and in good standing in accordance with the laws of the state under which it was organized; (ii) all action necessary to authorize the execution of this Lease has been taken by Tenant; and (iii) the individual executing and delivering this Lease on behalf of Tenant has been authorized to do so, and such execution and delivery shall bind Tenant. Tenant, at Landlord's request, shall provide Landlord with evidence of such authority.

     SECTION 17.12. REPRESENTATIONS AND INDEMNIFICATIONS. [INTENTIONALLY
OMITTED.]

     SECTION 17.13. ADDITIONAL PROVISIONS. Additional provisions, if any, are attached hereto as an Addendum, the provisions of which are incorporated herein by reference. In the event of any inconsistencies between the provisions of this Lease and of the Addendum, the provisions of the Addendum shall control.

     IN WITNESS WHEREOF, the parties hereto have executed this Lease the day and year first above written.

                                   LANDLORD:

                                   DUKE REALTY LIMITED PARTNERSHIP,
                                   an Indiana limited partnership

                                   By:  Duke Realty Investments,
                                        Inc., its General Partner



                                   By:  /s/ William  Linville, III
                                        --------------------------
                                        William E. Linville, III
                                        Vice President
                                        Indiana Industrial Group

                                   TENANT:

                                   VANSTAR CORPORATION, a Delaware
                                   corporation

                                   By: /s/ Robert C. Kuntzendorf
                                      -------------------------------
                                   Printed: Robert C. Kuntzendorf
                                           --------------------------
                                   Title: Senior VP
                                         ----------------------------


STATE OF California )
                    ) SS:
COUNTY OF Alameda   )

     Before me, a Notary Public in and for said County and State, personally appeared Robert C. Kuntzendorf, by me known and by me known to be the Sr. Vice President of Vanstar Corporation, a Delaware corporation, who acknowledged the execution of the above and foregoing Lease Agreement for and on behalf of said corporation.

     WITNESS my hand and Notarial Seal this 3rd day of June, 1996,

                                   /s/ Constance F. McTaggart
                                   ---------------------------
                                   Notary Public

                                   Constance F. McTaggart
                                   ---------------------------
                                   (Printed Signature)

My Commission Expires: July 13, 1999

My County of Residence: Alameda


[Notary Public Seal omitted]

                                    ADDENDUM

     THIS ADDENDUM is made this 3rd day of June, 1996, by and between DUKE REALTY LIMITED PARTNERSHIP, an Indiana limited partnership ("Landlord"), and VANSTAR CORPORATION, a Delaware corporation ("Tenant"), and is incorporated into the above and foregoing Lease Agreement by and between Landlord and Tenant of even date herewith.

1.   The Lease is amended by adding the following additional sections:

     SECTION 17.14. EARLY OCCUPANCY. Landlord will use good faith efforts to allow Tenant to enter the manufacturing area of the Leased Premises on or about December 4, 1996 for fixturing purposes. Tenant agrees to coordinate its fixturing work with the work of Landlord such that Tenant's work does not interfere with or delay Landlord's work; provided, however, that neither Landlord nor any of Landlord's affiliates shall have any responsibility or liability whatsoever for any injury (including death) to persons or loss or damage to any of Tenant's leasehold improvements, fixtures, equipment or any other materials installed or left in the Leased Premises prior to the Commencement Date. All of the terms and conditions of this Lease will become effective upon Tenant taking such early occupancy of the Leased Premises, except for the term of this Lease and the payment of Minimum Annual Rent and Additional Rent, which will commence on the Commencement Date.

     SECTION 17.15. OPTION TO EXTEND.

     A. GRANT AND EXERCISE OF OPTION. Provided that (i) Tenant has not been in default hereunder at any time during the Term of this Lease (the "original Term"), (ii) the creditworthiness of Tenant is then acceptable to Landlord,
     (iii) Tenant originally named herein remains in possession of and is continuously operating the entire Leased Premises, and (iv) the current use of the Leased Premises is acceptable to Landlord, Tenant shall have one (1) option to extend the Original Term for one (1) additional period of five
     (5) years (the "Extension Term"). The Extension Term shall be upon the same terms and conditions contained in the Lease for the Original Term except
     (i) Tenant shall not have any further option to extend and (ii) the Minimum Annual Rent shall be adjusted as set forth herein ("Rent Adjustment"). Tenant shall exercise such option by delivering to Landlord no later than nine (9) months prior to the expiration of the Original Term, written notice of Tenant's desire to extend the Original Term. Within forty-five
     (45) days after Landlord's receipt of such notice from Tenant, Landlord shall provide Tenant with the Minimum Annual Rent to be charged to Tenant during the Extension Term. Tenant shall notify Landlord of its intention to either exercise or not exercise its Option to Extend at least six (6) months prior to the expiration of the Original Lease. Tenant's failure to properly exercise such option shall waive it. If Tenant properly exercises its option to extend, Landlord and Tenant shall execute an amendment to the Lease reflecting the terms and conditions of the Extension Term.

     B. MARKET RENT ADJUSTMENT. The Minimum Annual Rent for the Extension Term shall be an amount equal to the Minimum Annual Rent then being charged by Landlord to prospective new tenants for space of comparable size and quality and with similar or equivalent improvements as are found in the Park; provided, however, that in no event shall the Minimum Annual Rent during the Extension Term be less than the highest Minimum Annual Rent payable during the Original Term. The Minimum Monthly Rent shall be an amount equal to one-twelfth (1/12) of the Minimum Annual Rent for the Extension Term and shall be paid at the same time and in the same manner as provided in the Lease.

          SECTION 17.16. RIGHT OF TENANT REGARDING ADJACENT LAND. Provided that
     (i) Tenant has not been in default hereunder at any time during the Lease Term, (ii) the creditworthiness of Tenant is then acceptable to Landlord,
     (iii) Tenant originally named herein remains in possession of and has been continuously operating in the entire Leased Premises throughout the Lease Term, and (iv) the current use of the Leased Premises is acceptable to Landlord, Landlord agrees that before Landlord develops and/or leases any portion of the adjacent approximately 9.1 acres to the north of the Building ("Adjacent Land"), Landlord shall give notice of any such proposal to Tenant and enter into good faith discussions with Tenant regarding any commercially reasonable use of the Adjacent Land for expansion by Tenant. If Landlord and Tenant fail to reach an agreement regarding Tenant's use of the Adjacent Land within ten (10) business days from such notice, Landlord shall be entitled to lease or develop such Adjacent Land pursuant to Landlord's plans.

          SECTION 17.17. CONTINGENCY. This Lease is contingent upon Landlord closing on Tenant's buildings located at 6060 Guion Road, Indianapolis, Indiana 46254. If Landlord fails to close on Tenant's buildings, the parties shall be relieved of all obligations hereunder and neither party shall have any further liability to the other for any matters relating to this Lease.

     IN WITNESS WHEREOF, the parties hereto have executed the Addendum as of the day and year first above written.

                                   LANDLORD:

                                   DUKE REALTY LIMITED PARTNERSHIP,
                                   an Indiana limited partnership

                                   By:  Duke Realty Investments,
                                        Inc., its General Partner


                                   By:  /s/ William E. Linville, III
                                        ----------------------------
                                        William E. Linville, III
                                        Vice President
                                        Indiana Industrial Group

                                   TENANT:

                                   VANSTAR CORPORATION, a Delaware
                                   corporation

                                   By: /s/ Robert C. Kuntzendorf
                                      -------------------------------
                                   Printed:  Robert C. Kuntzendorf
                                           --------------------------
                                   Title: Senior VP
                                         ----------------------------


STATE OF California )
                    ) SS:
COUNTY OF Alameda   )

     Before me, a Notary Public in and for said County and State, personally appeared Robert C. Kuntzendorf, by me known and by me known to be the Sr. Vice President of Vanstar Corporation, a Delaware corporation, who acknowledged the execution of the above and foregoing Lease Agreement for and on behalf of said corporation.

     WITNESS my hand and Notarial Seal this 3rd day of June, 1996,

                                   /s/ Constance F. McTaggart
                                   --------------------------
                                   Notary Public

                                    Constance F. McTaggart
                                   --------------------------
                                   (Printed Signature)

My Commission Expires: July 13, 1999

My County of Residence: Alameda



[Notary Public Seal omitted]